EXHIBIT 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT
This Amendment NO. 5 to Credit Agreement (this “Amendment”), dated as of February 1, 2021, is entered into among DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DIGITAL MEDIA SOLUTIONS, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company party hereto as borrowers (together with the Company, the “Borrowers”); each of the Guarantors party hereto; each of the Lenders under the Credit Agreement (as hereinafter defined), the other financial institutions party hereto; and Monroe Capital Management Advisors, LLC, a Delaware limited liability company (“Monroe Capital”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.
BACKGROUND
WHEREAS, the Borrowers, Holdings, the Administrative Agent, and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 3, 2018 (as amended by the Incremental Amendment to Credit Agreement, dated as of July 1, 2019, as further amended by the Second Incremental Amendment to Credit Agreement, dated as of November 1, 2019, as further amended by Amendment No. 3 to Credit Agreement, dated as of January 7, 2020, as further amended by Amendment No. 4 to Credit Agreement, dated as of August 26, 2020, the “Existing Credit Agreement”) (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Guaranty and Collateral Agreement, dated as of July 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”);
WHEREAS, Company intends to acquire (the “Acquisition”), directly or indirectly, the membership interests and certain specified assets of Pushpros Inc, a Texas corporation (“Pushpros”), Aimtell, Inc., a Delaware corporation (“Aimtell”), and Aramis Interactive, LLC, a Texas limited liability company (“Aramis”, and Pushpros and Aimtell, collectively, the “Target”), pursuant to that certain Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and among the Company, Holdings, the Target and the equity holders party thereto; and
WHEREAS, the Borrowers and Holdings have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

EXHIBIT 10.1
NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
Section 2.Amendments to the Credit Agreement. As of the Amendment No. 5 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
a.Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:
“Amendment No. 5” means Amendment No. 5 to Credit Agreement, dated as of February 1, 2021, among the Borrowers, Holdings, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“Pushpros Acquisition” means the “Acquisition” as defined in Amendment No. 5.
b.Section 1.1 of the Credit Agreement is hereby further amended by the deleting and replacing the first line of the definition of “Permitted Acquisition” as follows:
“Permitted Acquisition” means the Pushpros Acquisition, UE Acquisition and any Acquisition by any Borrower where:
Section 3.Representations and Warranties. Each Loan Party (including the Target; provided that the representations and warranties of Target shall be deemed to be given immediately following the Acquisition) hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Amendment No. 5 Effective Date:
a.Continuation of Representations and Warranties. After giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Amendment No. 5 Effective Date;
b.No Existing Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

EXHIBIT 10.1
c.Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment, each Borrower is duly authorized to borrow monies under the Agreement and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the organizational documents or governing documents of any Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement);
d.Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and
e.Beneficial Ownership. As of the Amendment No. 5 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.
Section 4.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “Amendment No. 5 Effective Date”):
a.Execution and Delivery. Administrative Agent has received (a) this Amendment duly executed by each Loan Party, Administrative Agent and each Required Lender, (b) the Subordination Agreement, dated as of the date here, duly executed by the Company, the sellers party thereto and Administrative Agent and (c) a joinder to the Guaranty and Collateral Agreement duly executed by the Target, Holdings and the Borrower Representative.
b.Acquisition.
(1)Administrative Agent shall have received a copy of the Purchase Agreement and all schedules and documents related thereto, duly executed and dated as of the Amendment No. 5 Effective Date (or any earlier date satisfactory to the Administrative Agent), in form and substance satisfactory to Administrative Agent.
(2)The Company has consummated (or substantially concurrently will consummate on the Amendment No. 5 Effective Date) the Acquisition in accordance with the terms of the Purchase Agreement, without any amendment

EXHIBIT 10.1
thereto or waiver thereunder unless consented to by the Administrative Agent in writing (such consent not to be unreasonably withheld, conditioned or delayed).
c.Closing Certificate. Administrative Agent shall have received a certificate, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of Borrowers (a) certifying that, both before and after giving effect to this Amendment and the consummation of the Acquisition (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties set forth in Section 3 hereof are true and correct in all material respects and (b) demonstrating on a pro forma basis, after giving effect to this Amendment a Total Debt to EBITDA Ratio of not greater than 4.25 to 1.00.
d.Secretary’s Certificates. Administrative Agent shall have received from Borrower Representative, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of the Target (provided that the documents described below with respect to the Target shall be deemed held in escrow until, and automatically released, immediately following the Acquisition) a certificate attaching (i) true and correct copies of the Target’s charter (or similar formation document), (ii) a good standing certificate from the Target’s state of organization, (iii) true and correct copies of the bylaws or similar operating document of the Target, (iv) resolutions of the Target’s board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment and the other transactions contemplated hereby, and (v) signature and incumbency certificates of its officers executing this Amendment, all certified by its secretary or an assistant secretary as being in full force and effect without modification.
e.Opinions. Administrative Agent has received opinions of counsel for the Target (provided that opinions with respect to the Target shall be deemed held in escrow until, and automatically released, immediately following the Acquisition), including local counsel reasonably requested by Administrative Agent, each duly executed and dated as of the Amendment No. 5 Effective Date (or any earlier date satisfactory to Administrative Agent), in form and substance satisfactory to Administrative Agent.
f.Solvency Certificate. Administrative Agent shall have received a Solvency Certificate executed by a Senior Officer of the Borrower Representative certifying as to the solvency of Borrower and its Subsidiaries on a consolidated basis after giving effect to this Amendment.
g.Search Results. Administrative Agent shall have received copies of Uniform Commercial Code search reports tax and judgment lien searches or equivalent reports or searches from those state and county jurisdictions in which the Target is organized or maintains its chief executive office, and searches of the United States Patent and Trademark Office and United States Copyright Office, each of a recent date listing all effective financing statements, lien notices or comparable documents that name Target as debtor and such other searches that the Administrative Agent deems necessary or

EXHIBIT 10.1
appropriate, none of which encumber the Collateral covered or intended to be covered by the Guaranty and Collateral Agreement (other than liens permitted under the Credit Agreement), in each case, dated reasonably near to the Amendment No. 5 Effective Date.
h.Payment of Fees and Attorney Costs. Borrowers shall have paid to Administrative Agent all reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment).
Section 5.Post-Closing Obligations. Notwithstanding anything to the contrary in the Credit Agreement or the Guaranty and Collateral Agreement, the Loan Parties shall not be required to provide (a) Control Agreements with respect to any accounts owned by the Target, (b) Collateral Access Agreements with respect to any property leased by the Target, or (c) insurance certificates covering the Target, in each case, prior to the date that is 30 days following the date of the Acquisition (or any later date approved by the Administrative Agent in its sole discretion).
Section 6.Post-Closing Conversion. The Administrative Agent and the Lenders hereby consent to the conversion of each of Pushpros and Aimtell from a corporation to a limited liability company with the Company as its sole member following the Acquisition.
Section 7.Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.
Section 8.Miscellaneous.
a.Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit

EXHIBIT 10.1
Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.
b.Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
c.References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.
d.Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.
e.Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK applicable to contracts made and to be performed entirely within such state.
f.FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS

EXHIBIT 10.1
SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
g.WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
h.Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.
i.Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
j.Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[signature page follows]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, as Holdings
By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

DIGITAL MEDIA SOLUTIONS, LLC, as a Borrower
By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

FORTE MEDIA SOLUTIONS, LLC,
PURE FLOW MARKETING, LLC,
SCHOOLADVISOR, LLC,
BEST RATE HOLDINGS, LLC,
PROTECT.COM LLC
SPARKROOM HOLDINGS, LLC
CAR LOAN PAL HOLDINGS, LLC,
W4 HOLDING COMPANY
DMS ENGAGE, LLC,
SMARTERCHAOS.COM, LLC,
DEALTAKER, LLC,
SMARTDOG MARKETING LLC,
SHE IS MEDIA, LLC,
each as a Guarantor
By: Digital Media Solutions, LLC, its sole member
By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
DMS UE Acquisition Holdings Inc., as a Guarantor

By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

UE Authority, Co., as a Guarantor

By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
Effective on behalf of the Target immediately following the Acquisition:
PUSHPROS Inc
AIMTELL, INC.
ARAMIS INTERACTIVE, LLC
each as a Guarantor

By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
ADMINISTRATIVE AGENT:
MONROE CAPITAL MANAGEMENT
ADVISORS, LLC
By: /s/ Hunter Week
Name: Hunter Week
Title: Assistant Vice President

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
LENDERS:
MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender
By:  MONROE CAPITAL PRIVATE CREDIT FUND III LP, as Designated Manager
By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner
By: /s/ Hunter Week
Name: Hunter Week
Title: Assistant Vice President
MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV 2020 LP, in its capacity as a Lender
By:  MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its general partner
By:  MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager
By: /s/ Hunter Week
Name: Hunter Week
Title: Assistant Vice President
MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender
By:  MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager
By:  MONROE PRIVATE CREDIT FUND A LLC, its general partner
By: /s/ Hunter Week
Name: Hunter Week
        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
Title: Assistant Vice President
MONROE CAPITAL MML CLO 2016-1, LTD., in its capacity as a Lender
By:  MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director
MONROE CAPITAL MML CLO VII, LTD., in its capacity as a Lender
By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director
MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender
By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director
MONROE (NP) U.S. PRIVATE DEBT FUND LP, in its capacity as a Lender
By: Monroe (NP) U.S. Private Debt Fund GP Ltd., its general partner
By: /s/ Hunter Week
        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
Name: Hunter Week
Title: Assistant Vice President
MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender
By: MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director
MONROE CAPITAL MML CLO IX, LTD.,
in its capacity as a Lender
By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director
MONROE CAPITAL MML CLO X, LTD., in its capacity as a Lender
By: MONRoE CAPITAL CLO MANAGER LLC, as Asset Manager and Attorney-in-Fact
By: /s/ Seth Friedman
Name: Seth Friedman
Title: Director

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
ANTARES ASSETCO LP, in its capacity as a Lender

By: ANTARES ASSETCO GP LLC, its general partner

By: /s/ Bradley Mashinter
Name: Bradley Mashinter
Title: Duly Authorized Signatory

ANTARES HOLDINGS LP, in its capacity as a Lender

By: ANTARES HOLDINGS GP INC., its general partner

By: /s/ Bradley Mashinter
Name: Bradley Mashinter
Title: Duly Authorized Signatory

ANTARES CLO 2017-1, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2017-2, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2018-1, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1

ANTARES CLO 2018-2, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2018-3, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2019-1, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2019-2, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
ANTARES CLO 2020-1, LTD., in its capacity as a Lender

By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By: /s/ Michael Terhorst
Name: Michael Terhorst
Title: Duly Authorized Signatory
        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1

FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacity as a Lender
By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1
REGIONS BANK, in its capacity as a Lender
By: /s/ Bruce Rudolph
Name: Bruce Rudolph
Title: Director

        Signature Pages to Amendment No. 5
        to Credit Agreement

EXHIBIT 10.1

BancAlliance Inc., in its capacity as a Lender
By Alliance Partners LLC, its attorney-in-fact
By: /s/ John Gray
Name: John Gray
Title: EVP
        Signature Pages to Amendment No. 5
        to Credit Agreement